                                                                    Exhibit 10.2
                                                                    ------------


                             ACQUISITION AGREEMENT

     THIS AGREEMENT, as of the _______ day of ______, 1999, is between Vesta Insurance Group, Inc., a Delaware corporation ("VIG"), with its principal office at 3760 River Run Drive, Birmingham, Alabama, Vesta Management Corporation of Texas, a Texas corporation ("VESTA MANAGEMENT") with its principal office at 13740 Midway Road, Suite 714, Dallas, Texas, and Employers Reinsurance Corporation, a Missouri corporation ("PURCHASER") with its principal office at 5200 Metcalf, Overland Park, Kansas.

                                P R E A M B L E

     This transaction involves the acquisition by PURCHASER of the authority and right to control and manage the affairs of Vesta County Mutual Insurance Company.

     Vesta County Mutual Insurance Company ("VESTA COUNTY MUTUAL") is a mutual company organized under Chapter 17 of the Texas Insurance Code (the "Code") and is located in Dallas, Texas.

     VESTA MANAGEMENT currently has the authority to manage and control VESTA COUNTY MUTUAL under the terms of a management agreement (the "MANAGEMENT CONTRACT") dated January 22, 1997.

     VIG, as sole shareholder of VESTA MANAGEMENT, is the ultimate controlling person of VESTA COUNTY MUTUAL. For purposes of this AGREEMENT, VIG and VESTA MANAGEMENT shall hereinafter be referred to jointly as "VESTA".

     PURCHASER desires to acquire, and VESTA desires to assign and transfer to PURCHASER the authority and right to manage and control VESTA COUNTY MUTUAL under the terms of the MANAGEMENT CONTRACT.

     PURCHASER also desires to enter into a Loss Portfolio Transfer agreement ("Loss Portfolio Transfer") to acquire from VESTA COUNTY MUTUAL certain of its business currently ceded to Vesta Fire Insurance Corporation, and VESTA desires to effect such transfer.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties agree as follows:

                      ARTICLE I.  ASSIGNMENT AND TRANSFER
                                  -----------------------

     1.1  The Management and Control.  Subject to the terms and conditions of
          --------------------------
this AGREEMENT, on the closing date (defined in Section 1.2 below), PURCHASER agrees to acquire by assignment, and VESTA MANAGEMENT agrees to assign, transfer and convey to PURCHASER, all rights and interests in the MANAGEMENT CONTRACT. VIG joins in this assignment to PURCHASER, being the sole shareholder of VESTA MANAGEMENT and the ultimate controlling person of VESTA COUNTY MUTUAL.

     1.2  Closing Date.  The closing shall occur on the fifth (5th) business day
          ------------
following the issuance of an official order of the Commissioner of Insurance of Texas (the "COMMISSIONER") approving the acquisition by PURCHASER of control of VESTA COUNTY MUTUAL through the assignment of the MANAGEMENT CONTRACT, hereinafter referred to as the "CLOSING DATE", provided an earlier or later CLOSING DATE may be mutually agreed upon by PURCHASER and VESTA.

     1.3  Closing Time and Place.  The consummation of the transaction
          ----------------------
contemplated hereby (the "CLOSING") will take place on the CLOSING DATE at the offices of Thompson, Coe, Cousins & Irons, L.L.P., 200 Crescent Court, 11/th/ Floor, Dallas, Texas, at 10:00 a.m. The effective time of the assignment and transfer pursuant hereto shall be deemed to be 11:59:59 p.m. C.S.T. on the CLOSING DATE.

                      ARTICLE II.  PURCHASER'S INVESTMENT
                                   ----------------------

     2.1  Purchase Price.  At the CLOSING, PURCHASER shall pay to VESTA
          --------------
MANAGEMENT the sum of Eleven Million Two Hundred Thousand Dollars ($11,200,000.00) in consideration of the assignment of the MANAGEMENT CONTRACT to PURCHASER and the acquisition of control of VESTA COUNTY MUTUAL by PURCHASER, which amount shall hereinafter be referred to as the "PURCHASE PRICE". Such payment shall be made by wire transfer of United States funds to an account designated by VESTA MANAGEMENT prior to the CLOSING DATE.

     2.2  Surplus of Vesta County Mutual.  Upon the CLOSING, PURCHASER will pay
          ------------------------------
into the surplus of VESTA COUNTY MUTUAL at least Two Million Five Hundred Thousand Dollars ($2,500,000.00), in exchange for a surplus debenture to be issued by VESTA COUNTY MUTUAL to PURCHASER. VESTA COUNTY MUTUAL'S surplus debenture issued to PURCHASER shall be in substantially the same form as the existing surplus debenture issued to VIG, a copy of which is attached hereto as
Exhibit 2.2. VIG'S surplus debenture, including all interest accrued through the CLOSING, shall be paid and discharged by VESTA COUNTY MUTUAL concurrently with the PURCHASER'S payment pursuant hereto.

             ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF VESTA
                           ---------------------------------------

     VESTA represents and warrants to PURCHASER that, as of the date of this AGREEMENT and on the CLOSING DATE, the facts stated in this article are true and correct:

     3.1  Corporate Authorization.  All corporate actions required to be taken
          -----------------------
by VESTA to authorize them to enter into and to carry out this AGREEMENT have been duly and properly taken. This AGREEMENT has been duly executed and delivered by VESTA pursuant to such authorization and is valid and enforceable against them in accordance with its terms.

     3.2  Consents.  Other than as described in Section 6.1, no approval,
          --------
consent, authorization, or action of, or filing with any governmental body or other third party is required for the execution, delivery or performance by VESTA of this AGREEMENT or the other documents required to be executed by them pursuant to the terms of this AGREEMENT.

     3.3  No Breach or Violation.  The execution and delivery of this AGREEMENT
          ----------------------
and the consummation of the transactions contemplated hereby, upon satisfaction of the conditions set forth in Article VI, will not:

               (a) result in the breach of any of the terms or conditions of, or constitute a default under, or violate, as the case may be, the respective certificates of incorporation or by-laws of VIG or VESTA MANAGEMENT, or any material agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking to which VESTA is a party; or

               (b) result in a material violation of any rule or regulation, or any order, writ, injunction or decree of any court, administrative agency, or governmental body; provided, however, that no representation or warranty is made hereunder in any manner whatsoever with respect to any requirement of PURCHASER with respect to federal or state antitrust laws.

     3.4  Representations and Warranties Concerning Vesta Management.  VESTA'S
          ----------------------------------------------------------
representations and warranties concerning VESTA MANAGEMENT are:

          3.4.1  Ownership of Vesta Management.  VIG is the sole stockholder of
                 -----------------------------
          VESTA MANAGEMENT.

          3.4.2  Organization and Standing.  VESTA MANAGEMENT is a corporation
                 -------------------------
          duly organized, validly existing and in good standing under the laws of the State of Texas and has full corporate power and authority to carry on its business as now conducted and to enter into this AGREEMENT.

          3.4.3  Assets and Liabilities.  VESTA MANAGEMENT'S sole asset is the
                 ----------------------
          MANAGEMENT CONTRACT, a copy of which is included in Exhibit 3.4.3, under which VESTA MANAGEMENT manages the business affairs of VESTA COUNTY MUTUAL and VESTA controls VESTA COUNTY MUTUAL. VESTA MANAGEMENT has no liabilities whatsoever, nor has any claim therefor been made which would give rise to any such liability, nor is there any possibility of any such claim known to VESTA, which have, or will have an effect upon the MANAGEMENT CONTRACT.

          3.4.4  Litigation.  There is no claim, action, suit proceeding,
                 ----------
          arbitration or litigation pending or threatened against VESTA MANAGEMENT or its business or assets which involves the reasonable likelihood of any judgment against, liability of, or material adverse effect on VESTA MANAGEMENT or the MANAGEMENT CONTRACT. A claim, action, suit, proceeding, arbitration or litigation shall be considered "threatened" for purposes of this Subsection 3.4.4 if VESTA has received a written notice that an action, suit or proceeding may be commenced.

          3.4.5  No Material Changes.  There has not occurred any event, or been
                 -------------------
          realized any condition, which has had, or which will have, any material adverse effect on the MANAGEMENT AGREEMENT, including, but not limited to, any events effecting a material change in the business relationship or course of dealing between VESTA MANAGEMENT and VESTA COUNTY MUTUAL under the MANAGEMENT CONTRACT.

          3.4.6  Assignment of Management Contract.  VESTA MANAGEMENT may sell,
                 ---------------------------------
          assign, and transfer all of its rights and interests under the MANAGEMENT CONTRACT without the approval of any persons, including, without limitation, policyholders of VESTA COUNTY MUTUAL, except for the approval of the Commissioner of Insurance, as described in Subsection 6.1.1, and the approval of VESTA COUNTY MUTUAL.

     3.5  Representations and Warranties.  VESTA'S representations and
          ------------------------------
warranties are:

          3.5.1  Organization and Existence.  VESTA COUNTY MUTUAL is a Texas
                 --------------------------
          county mutual insurance company is duly organized and validly existing under Chapter 17 of the CODE and is in good standing under the laws of the State of Texas, and has all requisite corporate power to carry on its business as now being conducted; and is duly authorized and licensed; and has all permits and governmental authorizations required under all applicable laws, regulations, ordinances and orders of public authorities necessary to carry on its business in Texas in the manner now conducted. VESTA COUNTY MUTUAL holds a valid certificate of authority issued by the Texas Department of Insurance, a copy of which is attached as Exhibit 3.5.1 authorizing VESTA COUNTY MUTUAL to conduct insurance business in Texas in accordance with Chapter 17 of the

          CODE. A true and correct copy of the Articles of Incorporation of VESTA COUNTY MUTUAL, as amended, as well as the Restated Bylaws, are attached as part of Exhibit 3.5.1.

          3.5.2  Voting Rights.  The only persons entitled to vote with respect
                 -------------
          to the affairs of VESTA COUNTY MUTUAL are its duly elected directors and its members (i.e. policyholders who are holders of in force policies of insurance issued by VESTA COUNTY MUTUAL), or the President of VESTA COUNTY MUTUAL to the extent the President may be named in proxies granted by its members.

          3.5.3  Subsidiaries.  VESTA COUNTY MUTUAL has no subsidiaries and has
                 ------------
          no proprietary interest, directly or indirectly, in any corporation, association, partnership, firm, joint venture or other business organization, and VESTA COUNTY MUTUAL does not control, directly or indirectly, the management of any such entities.

          3.5.4  Financial Statements.  The statutory financial statements of
                 --------------------
          VESTA COUNTY MUTUAL for each of the two years ended December 31, 1997 and 1998 ("Annual Statements"), and its Quarterly Statement as of March 31, 1999 (collectively referred to herein as "Financial Statements") have been prepared in a manner prescribed or permitted under statutory authority of the Texas Department of Insurance on a consistent basis during the periods covered by each Annual Statement. Copies of such Financial Statements have been provided to PURCHASER and are, to VESTA'S knowledge after due investigation, in all material respects true, correct and complete and present fairly the financial position of VESTA COUNTY MUTUAL at the respective dates thereof, except as may be set forth in the notes thereto.

          3.5.5  Properties.  VESTA COUNTY MUTUAL does not own or have an
                 ----------
          interest in any real property. VESTA COUNTY MUTUAL has good and marketable title to, and is in possession of all its personal properties and assets, including nonadmitted assets, reflected in the Quarterly Statement of VESTA COUNTY MUTUAL as of March 31, 1999 (other than properties and assets reflected in such Quarterly Statement that have been sold or otherwise disposed of in the ordinary course of business consistent with past practice), free and clear of all liens, mortgages, pledges, security interests and encumbrances, subject to applicable insurance laws and regulations.

          3.5.6  Absence of Certain Changes or Events.  Since March 31, 1999,
                 ------------------------------------
          there has not occurred, nor has there been: (i) any material, adverse change in the operations, business, properties or assets of VESTA COUNTY MUTUAL, nor, to the best knowledge and belief of VESTA, is there currently any other condition of any character materially and adversely affecting the business of VESTA COUNTY MUTUAL or that, with the passage of time, is likely to have such effect; or (ii) any borrowing or loan obligating VESTA COUNTY MUTUAL ; or (iii) any transaction by VESTA COUNTY MUTUAL that was not in the ordinary course of business conducted on a basis consistent with past practice.

          3.5.7  Tax Matters.  Other than as disclosed in the Closing Balance
                 -----------
          Sheet:

          (a) VESTA and VESTA COUNTY MUTUAL have no liability or obligation for or in respect of Taxes that would be imposed on or adversely affect PURCHASER, or that would adversely affect the MANAGEMENT CONTRACT, the Loss Portfolio Transfer or the consummation of the transactions contemplated hereby, and

          (b) no Tax imposed on VESTA or VESTA COUNTY MUTUAL for any period ending or prior to the CLOSING would be imposed on or adversely affect the PURCHASER or would adversely affect the MANAGEMENT CONTRACT, the Loss Portfolio Transfer or the consummation of the transactions contemplated hereby;

          (c) all federal, foreign, state, county, local and other Taxes due and payable by VESTA COUNTY MUTUAL, on or before the date of this AGREEMENT, have been paid;

          (d) VESTA COUNTY MUTUAL has filed all Tax returns and reports required to be filed by it with all such taxing authorities and all such Tax returns were correct and complete in all material respects;

          (e) VESTA COUNTY MUTUAL has (or by the CLOSING DATE will have) paid, or adequately reserved for the payment of Taxes with respect to periods ending on or prior to the CLOSING DATE;

          (f) no claim has been made by a Tax authority in respect to tax returns filed by VESTA COUNTY MUTUAL, and

          (g) no claim has been made by a tax authority in a jurisdiction where VESTA COUNTY MUTUAL does not file a Tax return.

     VESTA COUNTY MUTUAL is not a party to any tax sharing or similar agreement with any third party. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return, the payment of any tax or the assessment of any tax or deficiency of any nature against VESTA COUNTY MUTUAL. Additional tax matters appear in Article XI.

     3.5.8   Employees.  VESTA COUNTY MUTUAL has no employees and is not subject
             ---------
     to any collective bargaining agreements. VESTA COUNTY MUTUAL has no liability to any of its insurance agents as a result of termination, or for any other reason, except commissions due in the ordinary course of business.

     3.5.9   No Default.  VESTA COUNTY MUTUAL is not currently in default with
             ----------
     respect to any material obligation to be performed by it under any contract, lease, agreement, commitment or undertaking to which it is a party, or by which it or any of its assets or properties are bound, nor has VESTA COUNTY MUTUAL waived any material right under any such contract, lease, agreement, commitment or undertaking (except to the extent VESTA COUNTY MUTUAL may have waived rights in the ordinary course of administering insurance policies).

     3.5.10  Surplus.  The surplus of VESTA COUNTY MUTUAL meets the surplus
             -------
     requirements of the Texas Insurance Code for VESTA COUNTY MUTUAL as of the date of the date of this AGREEMENT and will meet such requirements upon the CLOSING provided PURCHASER complies with Section 2.2.

     3.5.11  Associations.  VESTA COUNTY MUTUAL is not a member of any guaranty
             ------------
     associations, or any insurance pools, funds or facilities, except for the Texas Catastrophe Property Insurance Pool.


     3.6     Contracts.  Other than the MANAGEMENT CONTRACT, all agreements to
             ---------
which VESTA COUNTY MUTUAL is a party are scheduled and described in Exhibit 3.6 attached hereto. Except as described in Exhibit 3.6, no party to the agreements is in any material default thereunder, nor, to the knowledge of VESTA, does there exist any condition which, with the passage of time or notice, or both, might constitute such a material default by any party thereto. No such agreement will be breached by, or prohibit any transactions contemplated by, this AGREEMENT. Except for agreements described in Exhibit 3.6 (copies of which have been delivered to PURCHASER), VESTA COUNTY MUTUAL is not a party to, nor bound by, any written or oral contract, other than insurance policies issued in the ordinary course of business, including any: (i) employment contract, consulting contract or contract providing for the services of an independent contractor (other than agency contracts entered into with insurance agents in the ordinary course of business); (ii) contract with any labor union or association; (iii) lease with respect to any property, real or personal, whether as lessor or lessee; (iv) contract or commitment for the purchase of materials, supplies or equipment; (v) sale or franchise agreement or legally enforceable commitment or obligation with respect thereto; (vi) contract or commitment for capital expenditures; (vii) contract relating to patents, trademarks, trade names, copyrights, inventions, processes, formulae or trade secrets; or (viii) contract or commitment for the sale of its products (other than contracts entered into with insurance agents in the ordinary course of business).

     3.7  Service Marks and Trademarks.  VESTA COUNTY MUTUAL does not own, nor
          ----------------------------
has it applied for, any patents, patent applications, patent licenses, copyrights, inventions, service marks, trademarks, trademark application, trademark licenses, trade names or brand names. There is not currently any pending or, to the best knowledge and belief of VESTA, threatened claim that either party has infringed upon, or owes compensation to any other person with respect to their use of any of such properties.

     3.8  Litigation.  Other than claims relating to coverage under insurance
          ----------
policies issued by VESTA COUNTY MUTUAL, there is no claim, action, suit, litigation, arbitration, proceeding or governmental investigation pending against either VESTA MANAGEMENT or VESTA COUNTY MUTUAL, or, to the best knowledge and belief of VESTA, threatened against either VESTA MANAGEMENT or VESTA COUNTY MUTUAL, or any of their businesses, operations, assets or properties. A claim, action, suit, litigation, arbitration, proceeding or governmental investigation shall be considered "threatened", for purposes of this section, if either VESTA or VESTA COUNTY MUTUAL has received a written notice that an action, suit or proceeding may be commenced.

     3.9  Compliance with Laws.  VESTA MANAGEMENT and VESTA COUNTY MUTUAL are in
          --------------------
substantial compliance with all laws, regulations, rules and decrees of all governmental authorities whatsoever, including, without limitation, those relating to the conduct of their businesses and the ownership of their assets, and VESTA MANAGEMENT and VESTA COUNTY MUTUAL have, and shall have on the CLOSING DATE, all required permits, licenses, certificates and authorizations necessary for the conduct of their businesses and the ownership of their assets. Subject to the satisfaction of the conditions of Article VI, the execution, delivery and performance of this AGREEMENT will not (i) result in the breach or violation of any statute or regulation applicable to VESTA COUNTY MUTUAL; (ii) cause to be terminated or modified, or in any way adversely affected, any permit, license, certificate or governmental authorization of any kind now held by VESTA COUNTY MUTUAL relevant to the continued conduct of any of its business as heretofore conducted; or (iii) cause VESTA COUNTY MUTUAL to require any additional permit, license, certificate or governmental authorization of any kind in order to continue to conduct its business as heretofore conducted.

     3.10 Bank Accounts.  A schedule setting forth the name of each bank,
          -------------
custodian and safe deposit facility in which VESTA COUNTY MUTUAL has an account, funds or securities in custody, or safe deposit box, the style and number of each such account or safe deposit box, and the names of all persons authorized to write checks upon such accounts or have access, is attached hereto as Exhibit 3.10.

     3.11 Management Contract Free of Debt and Security Interests.  The
          -------------------------------------------------------
MANAGEMENT CONTRACT, and all rights or income appurtenant thereto or granted thereunder, is free and clear of any and all pledges, liens, encumbrances, mortgages, or security interests, or impingements of any kind upon VESTA MANAGEMENT'S right to exercise full authority in accordance with its terms.

           ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF PURCHASER
                        -------------------------------------------

     PURCHASER represents and warrants to VESTA that, as of the date of this AGREEMENT and on the CLOSING DATE, the facts are true and correct.

     4.1. Organization and Standing.  PURCHASER is a corporation duly organized,
          -------------------------
validly existing and in good standing under the laws of Missouri, and has full power and authority to carry on its business as now conducted and to own all of its properties and assets.

     4.2  Corporate Authorization.  All corporate action required to be taken by
          -----------------------
PURCHASER to authorize PURCHASER to enter into and carry out this AGREEMENT has been duly and properly taken. This AGREEMENT has been duly executed and delivered by PURCHASER, and is valid and enforceable against PURCHASER in accordance with its terms.

     4.3  Compliance.  The execution and delivery of this AGREEMENT and the
          ----------
consummation of the transactions contemplated hereby, upon satisfaction of the conditions set forth in Article VI, will not: (i) result in the breach of any of the terms or conditions of, or constitute a default under or violate, as the case may be, the Certificate of Incorporation or By-laws of PURCHASER or any material agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking to which PURCHASER, or any of its affiliates, is bound, or by which any of its or their properties or assets may be affected; or (ii) result in a material violation of any rule or regulation, or any writ, injunction, order or decree of any court, administrative agency or governmental body.

     4.4  Financial Condition.  PURCHASER'S financial condition, business
          -------------------
experience and other qualifications are sufficient to obtain all necessary approvals and authorizations, including that described in Subsection 6.1.1 hereof, and to consummate the transactions contemplated by this AGREEMENT.

     4.5  Consents.  Other than as described in Article VI, no approval,
          --------
consent, authorization or action of or filing with any governmental body or other third party is required for the execution, delivery or performance by PURCHASER of this AGREEMENT or any other documents required to be executed by PURCHASER pursuant to the terms of this AGREEMENT.

                ARTICLE V.  CONDUCT OF BUSINESS PENDING CLOSING
                            -----------------------------------

     5.1  Conduct of Business by Vesta Pending Closing.  VESTA covenants,
          --------------------------------------------
pending the CLOSING, unless provided herein or otherwise agreed to in writing by PURCHASER, that (a) no changes will be made in the business operations of VESTA COUNTY MUTUAL; and (b) no change will be made in the MANAGEMENT CONTRACT, nor will VESTA issue any options or similar rights entitling any other party to acquire any direct or indirect interest in the MANAGEMENT CONTRACT.

     5.2  Access to Records.  VESTA shall permit PURCHASER and its
          -----------------
representatives full access to, and make available for inspection during normal business hours, all of the books, records, financial information and other documents related to the business affairs of VESTA MANAGEMENT and VESTA COUNTY MUTUAL (or portions of documents which are so related) which VESTA has in its possession or control and shall furnish PURCHASER with such copies thereof as PURCHASER may reasonably request. Pending the CLOSING hereunder, PURCHASER and its representatives (i) will preserve the confidentiality of all such books, records, financial information and other documents inspected regarding VESTA MANAGEMENT and VESTA COUNTY MUTUAL, (ii) will not make use of such material and information for any purpose other than evaluating the business of VESTA

MANAGEMENT and VESTA COUNTY MUTUAL or obtaining financing for the transactions contemplated by this AGREEMENT, and (iii) will not voluntarily disclose to others, or permit the use by others of, any such material or information. In the event this AGREEMENT is terminated prior to CLOSING, PURCHASER shall, at VESTA'S request, (i) return or destroy all such copies, and (ii) destroy all notes, memoranda, correspondence and other documents reflecting information obtained from VESTA pursuant to this section. PURCHASER shall thereafter maintain the confidentiality of all such information.

     5.3  Material Change.  VESTA shall promptly inform PURCHASER in writing of
          ---------------
any event or condition which has had, or is reasonably likely to have, a material adverse effect on the business or assets of VESTA MANAGEMENT or VESTA COUNTY MUTUAL.

     5.4  Contracts.  Except as provided herein, or as described in Exhibit 5.4,
          ---------
VESTA shall not waive any material right or cancel or amend any material contract, debt or claim of VESTA COUNTY MUTUAL, nor will VESTA permit VESTA COUNTY MUTUAL to assume or enter into any contract, lease, obligation, indebtedness, commitment, or purchase or sale of assets without PURCHASER'S prior written consent. VESTA COUNTY MUTUAL shall, however, enter into amendments (copies of which are attached as part of Exhibit 5.4) to certain contracts as follows:

     (a) The 100% Quota Share Reinsurance Agreement with Vesta Fire Insurance Corporation shall be amended to terminate all new and renewal business commencing with the CLOSING, except for (i) Vendor's Single Interest insurance and (ii) private passenger automobile insurance, written through J. Gordon Gaines of Texas, Inc.; and

     (b) The Managing General Agency Agreement with J. Gordan Gaines of Texas, Inc. shall be amended to terminate the authority to write insurance business on behalf of VESTA COUNTY MUTUAL, provided that for a period of two years from the date of

          CLOSING, the authority will remain in effect for new and renewal (i) Vendor's Single Interest insurance produced for its own account; (ii) private passenger automobile insurance produced for its own account and not written by, through or in conjunction with, any other general agency under contract to VESTA COUNTY MUTUAL, including, but not limited to, those described in Exhibit 3.6, and (iii) private passenger automobile insurance written for the account of Superior Insurance Company but such authority shall be limited to a total premium written through VESTA COUNTY MUTUAL in an amount not to exceed $10,000,000 any one year, the first year to begin on the date of CLOSING.

     5.5  Ordinary Course of Business.  Except as contemplated hereunder, the
          ---------------------------
business of VESTA COUNTY MUTUAL shall be conducted only in the ordinary course and in a manner consistent with past practice, provided, however, that (i) all intercompany obligations between VESTA MANAGEMENT, VESTA COUNTY MUTUAL, VIG or Vesta Fire Insurance Corporation, or any other of VIG'S affiliates, shall be settled at or prior to CLOSING, and (ii) VESTA COUNTY MUTUAL may make payments to VESTA MANAGEMENT pursuant to the MANAGEMENT CONTRACT. The payment and discharge of the Surplus Debenture debt to VIG shall be made as described in
Section 2.2 in accordance with the COMMISSIONER'S order described in Subsection 6.1.3.

     5.6  Borrowing.  No borrowing or agreement for borrowing shall be made by
          ---------
VESTA COUNTY MUTUAL.

     5.7  Assets and Properties.  VESTA will in good faith use all reasonable
          ---------------------
efforts to maintain and preserve all assets and properties of VESTA COUNTY
MUTUAL.

     5.8  Insurance.  Until CLOSING, VESTA MANAGEMENT will maintain in effect
          ---------
insurance coverage against loss of, or damage to the properties, if any, of VESTA COUNTY MUTUAL and against the liabilities and risks of the business of VESTA COUNTY MUTUAL in amounts and kinds not less favorable than those currently in effect, as well as fidelity insurance applicable to the officers, directors and other employees of VESTA COUNTY MUTUAL.

     5.9  Books of Accounts.  VESTA will cause VESTA COUNTY MUTUAL to maintain
          -----------------
and continue to keep its books, accounts and records in a manner that is consistent with prior practice.

     5.10 Compliance with Law.  VESTA will cause VESTA COUNTY MUTUAL to comply
          -------------------
in all material respects with all laws, rules, regulations, orders and decrees of any governmental authority applicable to VESTA COUNTY MUTUAL.

     5.11 Encumbrances.  VESTA will not make, grant or incur any mortgage,
          ------------
easement, lien, restriction, encumbrance or security interest or any kind regarding VESTA COUNTY MUTUAL, or any of its properties or assets, (other than liens for Taxes not yet due and payable), and will prevent VESTA COUNTY MUTUAL from taking or permitting any such action.

     5.12 Continued Disclosure.  If any event or change of circumstance occurs
          --------------------
or arises prior to the CLOSING which, had it occurred or been in existence on the date hereof, would have required disclosure hereunder, then VESTA shall give prompt notice thereof in writing to PURCHASER.

     5.13 Prohibited Activity.  Without the prior written consent of PURCHASER,
          -------------------
VESTA will prevent VESTA COUNTY MUTUAL from the date of this AGREEMENT through the CLOSING DATE, except in the ordinary course of business, from doing any of the following: (i) except as specifically contemplated hereunder, make any change in its Articles of Incorporation or By-Laws; (ii) be in material default under any contract, agreement, commitment or undertaking of any kind (for purposes of this subsection only, "material" shall mean a payment of, or obligation to pay more than $5,000 under any one contract or $25,000 under all contracts binding VESTA COUNTY MUTUAL);

(iii) violate or fail to comply with, in any material respect, laws applicable to VESTA COUNTY MUTUAL or its properties or business.

     5.14 Ratings.  The parties hereto shall cooperate in notifying rating
          -------
services of the proposed sale. No communication to any such service with regard to this transaction shall be made by one party without a good faith effort to obtain prior approval from the other.

                            ARTICLE VI.  CONDITIONS
                                         ----------

     6.1  Approvals Required Prior to Closing.  The following approvals shall be
          -----------------------------------
obtained by the parties hereto as a condition to the CLOSING:

          6.1.1  Approval of Commissioner.  The approval of the COMMISSIONER
                 ------------------------
     shall be obtained for the acquisition by PURCHASER of control of VESTA COUNTY MUTUAL in accordance with Sec. 5 of Art. 21.49-1, of the CODE. PURCHASER shall, in connection with its application for acquisition of control of VESTA COUNTY MUTUAL, obtain the approval of the COMMISSIONER for any affiliated transactions subject to Sec. 4 of Art 2.49-1 of the CODE effective upon the CLOSING, including, without limitation, (i) a reinsurance agreement between VESTA COUNTY MUTUAL and the PURCHASER and
     (ii) the investment commitment of PURCHASER to supply the surplus of VESTA COUNTY MUTUAL in accordance with Section 2.2.

          6.1.2  Approval of Vesta County Mutual.  The approval of VESTA COUNTY
                 -------------------------------
          MUTUAL shall be obtained by VESTA for the sale and assignment of the MANAGEMENT CONTRACT.

          6.1.3  Other Approvals of Commissioner.  VESTA shall cause VESTA
                 -------------------------------
          COUNTY MUTUAL to obtain any other approvals for any transactions or changes involving

          VESTA COUNTY MUTUAL provided by the AGREEMENT for which the approval of the COMMISSIONER is required prior to CLOSING, including, without limitation, (i) any affiliated transactions referred to in Section 5.4, (ii) the payment of Two Million Five Hundred Thousand Dollars ($2,500,000.00), together with accrued interest from the date of the last payment under the Surplus Debenture, to VIG in order to fully discharge the Surplus Debenture dated March 10, 1997, a copy of which is attached as Exhibit 2.2, and (iii) the issuance of a successor surplus debenture to the PURCHASER, or its designee, in accordance with Section 2.2.

     6.2  Conditions Precedent to the Obligation of Purchaser to Close.  The
          ------------------------------------------------------------
obligations of PURCHASER under this AGREEMENT are subject to the fulfillment or satisfaction, prior to or at the CLOSING, of each of the following conditions:

          6.2.1  Proceedings.  No preliminary or permanent injunction or other
                 -----------
          order (including a temporary restraining order) of any state, federal or local court or other governmental agency or of any foreign jurisdiction, which prevents the consummation of the transactions the subject of this AGREEMENT, or prohibits PURCHASER'S acquisition of control of VESTA COUNTY MUTUAL, shall have been issued and remain in effect, and no other action or proceeding by any such court or governmental agency shall have been asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

          6.2.2. Approvals.  All approvals and authorizations required for the
                 ---------
          transactions contemplated hereby by VESTA (including approvals described in Section 6.1) shall have been obtained from appropriate state, local and federal governmental agencies, or from VESTA COUNTY MUTUAL, as the case may be.

          6.2.3  Representations and Warranties.  All representations and
                 ------------------------------
          warranties of VESTA contained in this AGREEMENT shall be true and correct in all material respects as of the CLOSING DATE, except as may be otherwise expressly contemplated by this AGREEMENT.

          6.2.4  Performance of Agreements; Instruments of Transfer.  VESTA
                 --------------------------------------------------
          shall have (i) fully performed in all material respects all obligations, agreements, conditions and commitments to be fulfilled by VESTA pursuant to the terms hereof on or prior to the CLOSING DATE;
          (ii) tendered to PURCHASER, or it's designee, the assignment of the MANAGEMENT CONTRACT (subject to the COMMISSIONER'S approval as required by Subsection 6.1.1), and (iii) notified PURCHASER that it is prepared to deliver all documents and records described in Section 7.1.

          6.2.5  No Material Adverse Change.  No material adverse change
                 --------------------------
          affecting the VESTA COUNTY MUTUAL shall have occurred between the date of this AGREEMENT and the CLOSING DATE.

     6.3  Conditions Precedent to the Obligation of Vesta to Close.
          --------------------------------------------------------

     The obligations of VESTA under this AGREEMENT are subject to the fulfillment or satisfaction, prior to or at the CLOSING, of each of the following conditions.

          6.3.1  Proceedings.  No preliminary or permanent injunction or other
                 -----------
          order (including a temporary restraining order) of any state, federal or local court or other governmental agency or of any foreign jurisdictions, which prevents the consummation of the transactions the subject of this AGREEMENT or prohibits PURCHASER'S acquisition of the MANAGEMENT CONTRACT or the control of VESTA COUNTY MUTUAL, shall have been issued and remain in effect, and no other action or proceeding by any such court or governmental agency shall have been asserted, instituted, or entered to restrain or prohibit the carrying out of the transactions contemplated by this AGREEMENT.

          6.3.2     Approvals.  All approvals and authorizations required for
                    ---------
          the transactions contemplated hereby (including approvals described in Section 6.1) shall have been obtained from appropriate state, local and federal governmental agencies.

          6.3.3     Representations and Warranties.  Except as may be otherwise
                    ------------------------------
          contemplated by this AGREEMENT, all representations and warranties of PURCHASER contained in this AGREEMENT shall be true and correct in all material respects as of the CLOSING DATE.

          6.3.4     Performance of Agreements; Instruments of Transfer.
                    --------------------------------------------------
          PURCHASER shall have fully performed in all material respects all obligations, agreements, conditions and commitments to be fulfilled by PURCHASER pursuant to the terms hereof on or prior to the CLOSING DATE and shall have tendered the payments, documents, instruments and certificates required by Section 7.2.

     6.4  Attorneys' Opinions.  Attorneys' opinions of the respective parties
          -------------------
shall be as follows.

          6.4.1  Opinion of Counsel for Vesta.  To the effect that:
                 ----------------------------

               (a) VIG AND VESTA MANAGEMENT are corporations duly incorporated, validly existing and in good standing under the laws of their states of domicile and have all requisite corporate powers to enter into and form this AGREEMENT;

               (b) All corporate and other proceedings required to be taken on the part of VIG and VESTA MANAGEMENT to authorize them to carry out this AGREEMENT have been duly and properly taken;

               (c) This AGREEMENT has been duly authorized, executed and delivered by VIG and VESTA MANAGEMENT, and constitutes a valid and binding obligation of VIG and VESTA MANAGEMENT, enforceable against them in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights of creditors and secured parties generally;

               (d) The consummations of the transactions contemplated by this AGREEMENT will not result in the breach of, or constitute a default under the Articles of Incorporation or Bylaws of either VIG or VESTA MANAGEMENT; and

               (e) VESTA COUNTY MUTUAL is a county mutual insurance company authorized and formed under Chapter 17 of the CODE and currently holds a valid certificate of authority to do the business of insurance described therein.

6.4.2     Opinion of Counsel of Purchaser.  To the effect that:
          -------------------------------

          (a) PURCHASER is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Missouri, and has all requisite corporate power to enter into and perform this AGREEMENT.

          (b) All corporate and other proceedings required to be taken on the part of PURCHASER to authorize it to carry out this AGREEMENT have been duly and properly taken;

          (c) This AGREEMENT has been duly authorized, executed and delivered by PURCHASER, and constitutes a valid and binding obligation of PURCHASER, enforceable against PURCHASER in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights of creditors and secured parties generally; and

          (d) The consummations of the transactions contemplated by this AGREEMENT will not result in the breach of, or constitute a default under the Articles of Incorporation or Bylaws of the PURCHASER.

   6.4.3  Attorney's Reliance.  The opinions of counsel may, as to matters of
          -------------------
   fact, be given in reliance upon certificates of their respective clients' officers or directors, certificates of public officials and, as to matters of law involving another jurisdiction (other than the state of domicile of a party subject to the opinion), upon the opinions of local counsel. The opinions may contain such exceptions, qualifications and explanations as shall be reasonably acceptable to the other party and its counsel.

                        ARTICLE VII.  CLOSING DOCUMENTS
                                      -----------------

   7.1    Vesta's Obligations. At the CLOSING, VESTA shall deliver to PURCHASER
          -------------------
the following:

          7.1.1  Resolutions.  Copies of resolutions of the boards of directors
                 -----------
          (certified by the secretary, the assistant secretary, or other appropriate officer) of VIG and VESTA MANAGEMENT, authorizing the execution, delivery and performance of this AGREEMENT and the transactions contemplated hereby.

          7.1.2  Assignment.  An assignment by VESTA MANAGEMENT of the
                 ----------
          MANAGEMENT CONTRACT, duly and property executed, a draft copy of which is attached hereto as Exhibit 7.1.2.

          7.1.3  Management Contract.  The original signed document.
                 -------------------

          7.1.4  Books and Records.  The original corporate minute books and
                 -----------------
          stock ledger books of VESTA COUNTY MUTUAL and such other documents, books and records regarding the business of VESTA COUNTY MUTUAL as may be requested by PURCHASER upon reasonable notice delivered prior to the CLOSING DATE.

          7.1.5  Resignations.  Resignations of all directors and officers of
                 ------------
          VESTA COUNTY MUTUAL (the names of which are listed on Exhibit 7.1.5) in a sequence permitting substitution of personnel designated by PURCHASER.

          7.1.6  Officer's Certificate.  A certificate, in a form reasonably
                 ---------------------
          satisfactory to PURCHASER, signed by duly authorized officers of VESTA, stating that to such officers' best knowledge and belief all representations and warranties of VESTA set forth in Article III are true and correct as of the CLOSING DATE.

          7.1.7  Official Orders and Other Proof.  A copy of the official order,
                 -------------------------------
          if any, described in Subsection 6.1.3 and proof of VESTA COUNTY MUTUAL'S approval, as described in Subsection 6.1.2.

          7.1.8  Loss Portfolio Transfer.  An executed Loss Portfolio Transfer,
                 -----------------------
          the form of which is attached hereto as Exhibit 7.1.8.

          7.1.9  Contract Terminations and Amendments.  Executed terminations of
                 ------------------------------------
          any agreements between VESTA COUNTY MUTUAL and VESTA or any affiliate (excluding the MANAGEMENT CONTRACT) except that (i) the 100% Quota Share

          Reinsurance Agreement with Vesta Fire Insurance Corporation and (ii) the Managing General Agency Agreement with J. Gordan Gaines of Texas, Inc., shall be amended as provided in Section 5.4.

          7.1.10 Attorney's Opinion.  The attorney's opinion described in
                 ------------------
          Subsection 6.4.1.

          7.1.11 Closing Balance Sheet.  VESTA shall deliver to PURCHASER at
                 ---------------------
          CLOSING a balance sheet prepared to reflect the financial condition of VESTA COUNTY MUTUAL as of the CLOSING ("Closing Balance Sheet") reflecting the financial condition after the results of operations following the Quarterly Financial Statement of March 31, 1999, as well as the transactions authorized by this AGREEMENT prior to or at CLOSING. The Closing Balance Sheet shall show assets equal to liabilities. The Closing Balance Sheet, for these purposes will contain "assets" and "liabilities" and will not reflect the surplus of VESTA COUNTY MUTUAL represented by the surplus debenture, to be paid and discharged upon CLOSING.

     7.2  Purchaser's Obligation. At the CLOSING, PURCHASER shall deliver to
          ----------------------
VESTA the following:

          7.2.1  Resolutions.  Copies of resolutions of PURCHASER'S Board of
                 -----------
          Directors, certified by the Secretary, or Assistant Secretary, or other appropriate officer of PURCHASER, authorizing the execution, delivery and performance by PURCHASER of this AGREEMENT and the transactions contemplated hereby.

          7.2.2  Payment.  Funds in the amount of the PURCHASE PRICE paid in
                 -------
          accordance with section 2.1 and confirmation of the contribution to VESTA COUNTY MUTUAL in consideration of the Surplus Note to VESTA COUNTY MUTUAL in accordance with Section 2.2.

          7.2.3  Officer's Certificate.  A certificate, in a form reasonably
                 ---------------------
          satisfactory to VESTA, signed by a duly authorized officer of PURCHASER, stating that to the officer's best knowledge and belief all representations and warranties of PURCHASER set forth in Article IV are true and complete as of the CLOSING DATE.

          7.2.4  Official Order.  A copy of the Official Order (or orders)
                 --------------
          described in Subsection 6.1.1.

          7.2.5  Attorney's Opinion.  The attorney's opinion described in
                 ------------------
          Subsection 6.4.2, which may be rendered by PURCHASER'S General
          Counsel..

                          ARTICLE VIII.  TERMINATION
                                         -----------

     8.1  After Passage of Time.  If this AGREEMENT has not been consummated and
          ---------------------
closed by August 20, 1999 (and not otherwise terminated pursuant to this article) it shall then be automatically terminated with no further force and effect unless extended by written agreement of the parties.

     8.2  By Vesta.  If the CLOSING shall not have occurred within ten (10) days
          --------
from the CLOSING DATE (as determined by Section 1.2) through no fault of VESTA, and the conditions of Section 6.2 have been met or satisfied, VESTA may terminate its obligations under this AGREEMENT by written notice to PURCHASER, and may exercise such remedies for PURCHASER'S failure to perform, if any, as may be available at law or in equity.

     8.3  By Purchaser.  If the CLOSING shall not have occurred within ten (10)
          ------------
days from the CLOSING DATE (as determined by Section 1.2), through no fault of PURCHASER, and the conditions of Section 6.3 have been met or satisfied, PURCHASER may terminate its obligations under this AGREEMENT by written notice to VESTA, and may exercise such remedies for VESTA'S failure to perform, if any, as may be available at law or in equity.

     8.4  Failure To Comply After Diligent Effort.  Notwithstanding the
          ---------------------------------------
foregoing, a party hereto may not pursue against the other party hereto legal or equitable remedies where such other party's failure to comply with a requirement hereunder arises from its inability to secure a necessary consent or approval from a governmental authority, and such other party has made an effort to secure such approval as required by Section 10.2.

                         ARTICLE IX.  INDEMNIFICATION
                                      ---------------

     9.1  Indemnification by Vesta.  Subject to the limits set forth in this
          ------------------------
article, VESTA hereby covenants and agrees to indemnify, protect, defend and hold PURCHASER and VESTA COUNTY MUTUAL, their officers, directors, shareholders, employees, agents and affiliates, harmless from and against any and all loss, liability, damage and expense (including, without limitation, all actions, suits, proceedings, claims, demands, assessments, judgments, costs, fines, expenses, Taxes, injunctions and penalties, and any and all reasonable legal and accounting fees incident to any of the foregoing) suffered or incurred as a result of (i) VESTA'S breach of any covenant, warranty or representation, term, condition or agreement contained in this AGREEMENT, and (ii) any material inaccuracy in the representations and warranties of VESTA set forth herein.

     9.2  Indemnification by Purchaser.  Subject to the limits set forth in this
          ----------------------------
article, PURCHASER hereby covenants and agrees to indemnify, protect, defend and hold VESTA and their officers, directors, shareholders, employees, agents and affiliates, harmless from and against any and all loss, liability, damage and expense (including, without limitation, all actions, suits, proceedings, claims, demands, assessments, judgments, costs, fines, expenses, injunctions and penalties, and any and all reasonable legal and accounting fees incident to any of the foregoing) suffered or incurred as a result of (i) PURCHASER'S breach of any covenant, warranty or representation, term, condition or agreement contained in this AGREEMENT, and (ii) any material inaccuracy in the representations and warranties of PURCHASER set forth herein.

     9.3  Survival of Representations and Warranties.  The several warranties
          ------------------------------------------
and representations of the parties contained in this AGREEMENT, or in any instrument delivered pursuant hereto, shall survive the CLOSING DATE and shall remain in full force and effect until January 1, 2002, and shall be effective with respect to any inaccuracy therein or breach thereof, notice of which shall have been duly given prior to such date, in accordance with Section 9.4 hereof. Neither party shall assert any claim against the other for indemnification hereunder with respect to any inaccuracy or breach of such representations or warranties (or for monetary damages which are claimed to have arisen from the breach of a covenant or undertaking) unless and until the amount of claim or claims with respect thereto shall exceed $25,000 calculated on a cumulative basis, and not a per item basis. Notwithstanding the foregoing, the limitations on the period of survival in this section shall not apply to any covenant or undertaking which is to be performed following the CLOSING, or with respect to any Tax obligation or any representation, warranty or indemnification provided in Sections 3.1, 3.3, 3.4.1 or 3.5.7 or this Article IX or Article XI, each of which shall survive until the expiration of the applicable statute of limitations.

     9.4  Notice and Opportunity to Defend.  If either party becomes aware of a
          --------------------------------
matter which it believes may be indemnifiable pursuant to Sections 9.1 or 9.2, the party seeking indemnification ("Indemnitee") shall give the other party obligated to provide indemnification (the "Indemnifying Party") prompt written notice of such matter. If such matter involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Indemnitee shall give such Indemnifying Party prompt written notice of such claim or the commencement of such action or proceedings. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of 15 days within which to respond to such notice. If such Indemnifying Party accepts responsibility within such 15-day period, such Indemnifying Party may handle, defend or pay the liability for any such matter, at its own expense and by counsel chosen by the Indemnifying Party and reasonably satisfactory to the Indemnitee, and the Indemnifying Party shall promptly provide the Indemnitee with such written confirmations as may be reasonably required by the Indemnitee to assure that the Indemnifying Party will assume, and be responsible for, the entire liability for which Indemnifying Party is responsible hereunder, subject to the limitation in Section 9.6. The Indemnitee shall have the right to participate at its own expense in the defense of such asserted liability. The Indemnitee agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. It is provided, however, that any compromise settlement of such asserted liability by the Indemnifying Party shall require the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld.

     In the case of any indemnity obligation relating to taxes, if the Indemnitee withholds such consent and the Indemnifying Party believes such withholding of consent to be unreasonable, then a determination of the reasonableness of such consent and withholding shall be made by an Arbitrator (as described below), the expenses and fees of whom shall be borne by the parties equally. The Arbitrator shall be a tax partner of a Big 5 certified public accounting firm who is agreeable to both parties. The decision of the Arbitrator shall be final and binding on both parties with respect to the reasonableness of the Indemnitee's decision not to accept the settlement offer by Indemnifying Party. Should the Arbitrator decide that Indemnitee's position is reasonable, the settlement offer will be declined by both parties. The Arbitrator shall be selected by the good faith agreement of the parties within 30 days after written notice of one party to the other of their disagreement. Arbitration shall be held at an agreed upon location within 30 days from the selection of the Arbitrator.

     In the case of any indemnity obligation other than the one relating to Taxes or in the case in which the Arbitrator of a Tax issue described above decides that Indemnitee's position is unreasonable, if the Indemnitee refuses its consent to a bona fide offer of settlement which the Indemnifying Party
                 ---- ----
wishes to accept, the Indemnifying Party may tender such matter to Indemnitee to be handled, free of any further participation by the Indemnifying Party, at the sole expense of the Indemnitee. In such event, the obligation of the Indemnifying Party to the Indemnitee shall be equal to the lesser of (i) the amount of the offer of settlement which the Indemnitee refused to accept, plus the costs and expenses (payment of which is provided for hereunder) of the Indemnitee prior to the date the Indemnifying Party notifies the Indemnitee of the offer of settlement, or (ii) the actual out-of-pocket amount the Indemnitee is obligated to pay as a result of such party's continuing to pursue such matter. An Indemnifying Party shall be entitled to recover from the Indemnitee any additional expenses incurred by such Indemnifying Party as a result of the decision of the Indemnitee to pursue such matter. If such Indemnifying Party rejects responsibility for such matter in whole or in part, or does not respond within such 15-day period to such notice described above, the Indemnitee shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such party under applicable law, including its right to indemnification hereunder.

     9.5  Adjustment for Insurance and Taxes.  The gross amount which an
          ----------------------------------
Indemnifying Party is liable to pay to, or on behalf of the Indemnitee pursuant to this article (the "Indemnifiable Loss") shall be reduced by any insurance proceeds actually recovered by or on behalf of such Indemnitee (from any insurer who is not an affiliate of the Indemnitee) related to the Indemnifiable Loss, and increased to fully recover any Tax cost associated with the indemnity payment and the insurance or other recovery. If an Indemnitee shall have received or shall have had paid on its behalf an indemnity payment in respect of an Indemnifiable Loss and shall subsequently receive directly or indirectly insurance proceeds in respect of such Indemnifiable Loss (from any insurer who is not an affiliate of the Indemnitee), such Indemnitee shall pay to such Indemnifying Party the amount of such insurance proceeds or, if less, the amount of such indemnity payment.

     9.6  Maximum Liability.  The maximum liability of any party hereto as a
          -----------------
result of any action brought by the other party hereto pursuant to the terms of this AGREEMENT (including that arising from Article IX) is an amount equal to the PURCHASE PRICE. Notwithstanding the foregoing, the limitations on the Maximum Liability in this Section 9.6 shall not apply with respect to any liability or obligations for or in respect of Taxes, or any specific Tax indemnification granted in Section 3.5.7, Article IX or Article XI hereof.

                     ARTICLE X.  COVENANTS AND AGREEMENTS
                                 ------------------------

     10.1 Application for Commissioner's Approval.  Following execution of this
          ---------------------------------------
AGREEMENT, PURCHASER will promptly file an application for the approval(s) described in Subsection 6.1.1.

     10.2 Best Efforts.  During the period commencing on the date of the
          ------------
execution hereof and continuing until the CLOSING DATE, PURCHASER, or its designee, and VESTA shall incur usual and necessary expenses required by governmental or professional entities to use their best efforts to obtain all approvals, consents and authorizations needed to effect the transactions contemplated hereby as expeditiously as reasonably possible, and to comply promptly with all requests or requirements which applicable federal, state or local law or governmental officials may impose on them with respect to the transactions which are the subject of this AGREEMENT.

     10.3 Disclosures.  Neither VESTA nor PURCHASER, without the prior written
          -----------
consent of the other, will make any public announcement concerning this AGREEMENT or the transactions contemplated hereby prior to the CLOSING DATE; provided, however, that if in the opinion of counsel of any party such disclosure is legally required, they will cooperate in preparing any notice or press release.

     10.4 Books, Records and Information.
          ------------------------------

          10.4.1    Inspection.  PURCHASER agrees that all documents delivered
                    ----------
          to it by VESTA pursuant to this AGREEMENT or otherwise in possession of VESTA COUNTY MUTUAL on the CLOSING DATE shall be open for inspection by representatives of VESTA at any time during regular business hours until such time as such documents are destroyed or possession thereof is given up to the other party, and that VESTA may during such period at its expense make such copies thereof as it may reasonably request. VESTA agrees that all documents retained by VESTA after the CLOSING DATE related to VESTA COUNTY MUTUAL shall be open for inspection by representatives of PURCHASER at any time during regular business hours until such time as documents are destroyed or possession thereof is given up to the other party, and that PURCHASER may during such period at its expense make such copies thereof as it may reasonably request. VESTA agrees to provide PURCHASER or VESTA COUNTY MUTUAL with draft schedules and such information regarding the affairs of VESTA COUNTY MUTUAL within their possession as is needed to prepare VESTA COUNTY MUTUAL'S Annual Statement for 1999.

          10.4.2    Retention.  During the period ending on the sixth
                    ---------
          anniversary of the CLOSING DATE, no party shall destroy or give up possession of any item referred to in Subsection 10.4.1 without first offering to the other the opportunity, at such other's expense (but without any other payment), to obtain the same. Thereafter each party shall be free to dispose of such items, subject, however, to the provisions of Section 11.4.

          Notwithstanding the foregoing, tax records, tax returns, tax deductions or other tax information shall in no event be disposed of prior to the time permitted under Section 11.5.

     10.5 Names.
          -----

          10.5.1  Use of Names and Marks.  PURCHASER specifically agrees that
                  ----------------------
          from and after the CLOSING DATE, or upon the approval of a new name for VESTA COUNTY MUTUAL, if later, neither PURCHASER nor VESTA COUNTY MUTUAL, and any affiliate thereof, will make use of word "VESTA" or any name, mark or term confusingly similar therewith, except for the sole purpose of historical identification of any products sold by VESTA COUNTY MUTUAL prior to the CLOSING DATE.

          10.5.2  Name Change.  VESTA MANAGEMENT will cause to be called a
                  -----------
          meeting of the policyholders of VESTA COUNTY MUTUAL for the purpose of amending the Articles of Incorporation of VESTA COUNTY MUTUAL and will cause VESTA COUNTY MUTUAL to take all action necessary to approve a change in the name of VESTA COUNTY MUTUAL which would eliminate "VESTA" therefrom as soon as possible after the CLOSING. In connection therewith, VESTA MANAGEMENT shall cause proxy material, including a notice, a proxy statement and a form of proxy, to be prepared and distributed in accordance with all applicable laws and regulations. Such proxy shall contain the recommendation of the Board of Directors of VESTA COUNTY MUTUAL to its policyholders that they vote to change the name of VESTA COUNTY MUTUAL to a name recommended by PURCHASER, and upon receipt of such policyholder approval, VESTA COUNTY MUTUAL shall promptly take all action necessary to the secure COMMISSIONER'S approval for the name change and to have the name change take effect as soon as possible after the CLOSING DATE. In the event approvals from the COMMISSIONER and the policyholders for the change of name are not received prior to CLOSING, VESTA hereby grants a limited license to VESTA COUNTY MUTUAL to continue to use the name "VESTA" (in the same manner and for the same purposes it is currently used) until the name change is effective.

     10.6 Amendments to the Articles of Incorporation.  In addition to the
          -------------------------------------------
amendment of the Articles of Incorporation for purposes of changing the name of VESTA COUNTY MUTUAL, VESTA MANAGEMENT agrees to cause the Board of Directors of VESTA COUNTY MUTUAL to approve other amendments reasonably requested by PURCHASER and, if necessary, to cause notice thereof to be given to the policyholders, as well as proxy materials containing such other amendments, as required by applicable laws and regulations.

     10.7 Assumption of Liabilities.  PURCHASER, upon the CLOSING, shall enter
          -------------------------
into an agreement for the Loss Portfolio Transfer (in the form attached hereto as Exhibit 7.1.8) to assume all liabilities ceded by VESTA COUNTY MUTUAL to Vesta Fire Insurance Corporation, excluding Vendor's Single Interest insurance, as of 11:59:59 p.m. C.S.T. on the CLOSING DATE.

     10.8 Assumption of Brokers Obligations.  PURCHASER, upon CLOSING, shall
          ---------------------------------
enter into an agreement (in the form attached hereto as Exhibit 10.8) to assume all obligations of Vesta Fire Insurance Corporation to brokers for the services provided relating to the business written by VESTA COUNTY MUTUAL. Copies of such agreements with brokers are a part of and accompany Exhibit 10.8.

     10.9 Post Closing Adjustment.  Inasmuch as agents accounts for insurance
          -----------------------
transactions prior to CLOSING will not be reported to VESTA COUNTY MUTUAL until after the CLOSING, and because the amount due under the terms of the MANAGEMENT CONTRACT through the date of

CLOSING may not be finally determined until after the books are closed of VESTA COUNTY MUTUAL on December 31, 1999, it is agreed that a post-closing adjustment shall be made to the Closing Balance Sheet on or before March 1, 2000, to properly reflect all transactions as of the CLOSING DATE. At that time, VESTA COUNTY MUTUAL shall remit to VESTA MANAGEMENT any additional amount due under the MANAGEMENT CONTRACT as of the CLOSING DATE, or VESTA MANAGEMENT shall remit to VESTA COUNTY MUTUAL any overpayment of fees under the MANAGEMENT CONTRACT based upon the adjusted Closing Balance Sheet. It is understood and agreed that any increase in accrued premium tax liability of VESTA COUNTY MUTUAL shown on the adjusted Closing Balance Sheet shall be offset by any corresponding accrued receivable from agents for any such premium tax liability, or inversely , any decrease of accrued premium tax liability will be offset by any decrease in accrued receivables from agents relative to such premium tax. However, any overpayment in prepaid premium taxes paid by VESTA COUNTY MUTUAL prior to CLOSING shall be properly accounted for on the adjusted Closing Balance Sheet.


                      ARTICLE XI.  ADDITIONAL TAX MATTERS
                                   ----------------------

     11.1 Review by Vesta.  All returns, reports and declarations prepared by
          ---------------
VESTA COUNTY MUTUAL related to any periods for which VESTA has any liability pursuant to subsection 3.5.7. shall be subject to the review by VESTA.

     11.2 Tax Treatment of Transactions.  VESTA and PURCHASER agree that for Tax
          -----------------------------
purposes (i) the transfer of the rights and interests in the MANAGEMENT CONTRACT are a sale by VESTA of all of its interest in the MANAGEMENT CONTRACT, and (ii) the transactions effected by the Loss Portfolio Transfer Agreement to acquire the VESTA COUNTY MUTUAL business is reinsurance.

VESTA and PURCHASER agree not to take any position inconsistent with these positions for Tax purposes.

     11.3 Allocation of Purchaser Price.  The parties agree that the
          -----------------------------
consideration payable by PURCHASER to VESTA at the CLOSING DATE pursuant to this AGREEMENT (after taking into account the reinsurance premiums, ceded liabilities, ceding commissions and other related items under the Loss Portfolio Agreement) shall be allocated in accordance with Section 1060 of the Code and Temporary Treasury Regulation Section 1.1060-1T. VESTA and PURCHASER shall mutually agree (such agreement not to be unreasonably withheld) as to the allocation of such consideration amount to the MANAGEMENT CONTRACT and the business transferred under the Loss Portfolio Transfer Agreement. Each party agrees to file with its federal income Tax returns an initial asset acquisition statement and any supplemental statements on Internal Revenue Service Form 8594 (Asset Acquisition Statement) required by Temporary Treasury Regulation Section 1.1060-1T, consistent with the preceding sentence.

     11.4 Tax Refunds.
          -----------
          (a) VESTA shall be entitled to an amount equal to all refunds of federal income taxes of VESTA COUNTY MUTUAL, and all refunds of state, local or other Taxes of VESTA COUNTY MUTUAL with respect to taxable periods or partial periods through the CLOSING DATE (and any interest thereon), which are not shown on the Closing Balance Sheet of VESTA COUNTY MUTUAL as of the CLOSING DATE. PURCHASER will pay such amount to VESTA, within five business days after receipt of any such refunds by VESTA COUNTY MUTUAL. This Section 11.4(a) shall not apply to any refund attributable to any loss carryback and shall not be construed to require

          VESTA COUNTY MUTUAL to effect any such carryback or to file any amended return or refund claim, notwithstanding Section 11.5.

          (b) VESTA COUNTY MUTUAL shall be entitled to all refunds of federal income taxes and all refunds of state, local or foreign taxes of VESTA COUNTY MUTUAL for taxable periods or partial periods occurring after the CLOSING DATE (and any interest thereon). VESTA shall pay to VESTA COUNTY MUTUAL, within five business days after receipt thereof, any such refunds received by VESTA.

     11.5 Cooperation and Exchange of Information.  The parties shall provide
          ---------------------------------------
each other with such cooperation and information as either of them reasonably may request of the other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to refund of taxes, or in conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of all relevant portions of tax returns relating to VESTA COUNTY MUTUAL, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by taxing authorities and records concerning the ownership and tax basis of property, which either party may possess. Each party shall make its employees available on a mutually convenient basis to provide explanations of any documents or information provided hereunder. Notwithstanding the foregoing, neither party shall be required unreasonably to prepare any document, or determine any information not then in its possession, in response to a request under this section. Except as otherwise provided in this AGREEMENT, the party requesting assistance hereunder shall reimburse the other for any reasonable out-of-pocket costs incurred in providing any return, document or other written information. Each party will retain all tax returns, schedules and workpapers, and all material records or other documents relating thereto, until the expiration of the statute of limitations (including extensions) for the taxable years to which such returns and other documents relate and, unless such returns and other documents are offered to the other party, until the final determination of any payments which may be required in respect of such years under this AGREEMENT. Any information obtained under this section shall be kept confidential, except as may be otherwise necessary in connection with the filing of returns or claims for refund or in conducting any audit or other proceeding.

     11.6 Filing Procedures.  VESTA and PURCHASER shall mutually agree (such
          -----------------
agreement not to be unreasonably withheld) as to the steps, if any, taken by the Purchaser in connection with the filing of any Tax returns, amended Tax returns, claim for refund, court petition or any litigation and consent to any settlement in connection therewith with respect to any Tax of VESTA COUNTY MUTUAL relating to any Tax period ending on or prior to the CLOSING DATE. Neither VESTA or PURCHASER shall (or shall cause or permit any affiliate thereof to) amend, refile or otherwise modify (or grant an extension of any statute of limitations with respect to) any Tax return relating in whole or in part to VESTA COUNTY MUTUAL with respect to any Tax year or period ending on or before the CLOSING DATE without the prior written consent of the other party, which consent may not be reasonably withheld.

     11.7 Allocation Between Periods.  For purpose of the representations made
          --------------------------
in Subsection 3.5.7, including any determination of estimated Taxes, the presentation of the Closing Balance Sheet, and the determination of tax refunds for any tax period that includes but does not end on the Closing Date, and the presentation of Financial Statements, all Taxes shall be determined on the basis of an interim closing of the books of VESTA COUNTY MUTUAL as though its Tax year ended on the Closing Date.

     11.8 Definition of Tax.  "Tax" (and, with correlative meaning, "Taxes")
          -----------------
means any federal, state, local or foreign Taxes, charges, fees, levies or other assessments, including, without limitation any net income Tax or franchise Tax based on net income, or alternative or add-on minimum Taxes, any gross income, gross receipts, premium, sales, use, ad valorem, value added, transfer, profits, license, payroll, employment, withholding, excise, severance, stamp, occupation, property, environmental (including Taxes under Section 59A of the Code), capital stock, social security (or similar), unemployment, disability, registration, estimated, or windfall profit Tax, custom duty or other Tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest credit or charge, penalty (including any penalty for failure to file a Tax return), addition to Tax or additional amount imposed by any Tax authority, whether disputed or not.

                          ARTICLE XII.  MISCELLANEOUS
                                        -------------

     12.1 Broker's Fees.  Neither party has agreed to pay any commission or
          -------------
other compensation to any broker, finder or similar agent in connection with the transactions contemplated by this AGREEMENT.

     12.2 Expenses.  Except as specifically set forth elsewhere herein, each of
          --------
the parties hereto shall pay its own expenses and costs incurred or to be incurred by it in negotiating, closing and carrying out this AGREEMENT.

     12.3 Notices.  Any notice or communication given pursuant hereto by any
          -------
party hereto to any other party shall be in writing and delivered or mailed by registered or certified mail, postage prepaid, return receipt requested (notice so mailed shall deemed given when mailed) as follows:

               (a)  If to Vesta:
                    -----------

                    Vesta Insurance Group, Inc.
                    P. O. Box 43360
                    3760 River Run Drive
                    Birmingham, Alabama  35243
                    Attn:  Donald W. Thornton
                           Senior Vice President,
                           General Counsel and Secretary

               (b)  If to Purchaser:
                    ---------------

                    Employers Reinsurance Corporation

                    5200 Metcalf
                    Overland Park, Kansas  66201
                    Attn:  Kathryn Benes Baker
                           Vice President
                           Associate General Counsel

     12.4 Integration.  This AGREEMENT is the entire agreement between the
          -----------
parties hereto with respect to the subject matter hereof and supersedes all prior communications, representations, agreements and understandings, whether oral or written, between the parties hereto. There are no oral or written agreements, understandings, representations or warranties between the parties hereto with respect to the subject matter hereof other than those set forth in this AGREEMENT. The headings contained in this AGREEMENT and the Table of Contents are for reference purposes only and shall not affect the meaning or interpretation of this AGREEMENT.

     12.5 Assignment and Amendment of Agreement.  This AGREEMENT may be assigned
          -------------------------------------
by PURCHASER to any affiliate, provided the assignee is not a corporation chartered by the state of Texas. This AGREEMENT shall be binding on the successors and assigns of the parties hereto. This AGREEMENT may be amended only by written agreement of the parties hereto.

     12.6 Applicable Law.  This AGREEMENT shall be construed in accordance with
          --------------
the laws of the State of Texas applicable to contracts made and to be performed entirely within said jurisdiction.

     12.7 Reasonable Assurances.  Each party agrees that it will execute and
          ---------------------
deliver, or cause to be executed and delivered, on or after the date of this AGREEMENT, all such other instruments, and will take all reasonable actions, as the other party may reasonably request from time to time in order to effectuate the provisions and purposes of this AGREEMENT.

     12.8 Incorporation of Exhibits and Attachments.  The Exhibits hereto are
          -----------------------------------------
incorporated into this AGREEMENT and shall be deemed a part hereof as if set forth herein in full. Reference herein to "this

AGREEMENT" and the words "herein," and words of similar import refer to this Acquisition Agreement including its Exhibits and Attachments as an entirety.

     12.9 "Affiliates".  As used in this AGREEMENT with respect to VESTA
          ------------
MANAGEMENT, VIG or PURCHASER, the term "affiliate" shall mean any entity or natural person controlling, controlled by or under common control with VESTA MANAGEMENT, VIG or PURCHASER, as the case may be.

     IN WITNESS WHEREOF, the parties have duly executed, through their respective authorized officers, this AGREEMENT as of the date first above written.


ATTEST:    [SEAL]                   EMPLOYERS REINSURANCE CORPORATION


                                    By:    /s/ Kathryn Benes Baker
______________________                     -------------------------
Title:  Secretary                   Title: Vice President &
                                           Associate General Counsel



ATTEST:    [SEAL]                   VESTA INSURANCE GROUP, INC.


Donald W. Thornton                  By:    /s/ Norman W. Gayle III
----------------------                     ------------------------
Title:  Secretary                   Title: President and CEO



ATTEST:    [SEAL]                   VESTA MANAGEMENT CORPORATION


Donald W. Thornton                  By:    /s/ James E. Tait
----------------------                     ------------------
Title:  Secretary                   Title: Executive VP